UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2012

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Lenco Mobile Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-53830	75-3111137
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5342

100 South King Street, Seattle, Washington
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

On February 28, 2012, Lenco Mobile Inc. (the "Company") dismissed its independent registered public accounting firm, SingerLewak LLP ("SingerLewak"), and engaged Peterson Sullivan LLP ("Peterson Sullivan") to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The dismissal of SingerLewak and the appointment of Peterson Sullivan were approved by the Audit Committee of the Company’s Board of Directors.

Fiscal Year Ended December 31, 2010

SingerLewak was engaged by the Company on October 26, 2010 to serve as the independent registered public accounting firm for fiscal year 2010. SingerLewak's reports on the Company’s consolidated financial statements for the fiscal year ended December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2010, there were no disagreements with SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SingerLewak, would have caused SingerLewak to make reference thereto in its reports on the financial statements of the Company for such fiscal year.

During the fiscal year ended December 31, 2010 and through the date of this Current Report on Form 8-K, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided SingerLewak with a copy of the above disclosure and requested that SingerLewak furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether SingerLewak agrees with the above statements. The Company has received the requested letter from SingerLewak, a copy of which is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Fiscal Year Ended December 31, 2009

Prior to engaging SingerLewak in 2010, the Company had engaged Gruber & Company, LLC ("Gruber & Company") as its independent registered public accounting firm for fiscal year 2009. As previously reported in the Company's Current Report on Form 8-K filed October 28, 2010 (the "2010 8-K"), Gruber & Company's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, Gruber & Company's audit report dated April 8, 2010, which contained an explanatory paragraph that expressed substantial doubt about the Company’s ability to continue as a going concern. As disclosed in the 2010 8-K, during the fiscal year ended December 31, 2009 and the interim period between December 31, 2009 and October 27, 2010, there were no disagreements between the Company and Gruber & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Gruber & Company’s satisfaction, would have caused Gruber & Company to make reference to the subject matter of the disagreement in connection with its report for such year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

In connection with the 2010 8-K, the Company provided Gruber & Company with a copy of the disclosures made in the 2010 8-K and requested that Gruber & Company furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with those statements that are related to Gruber & Company, which letter was attached as Exhibit 16.1 to the 2010 8-K.  In connection with this Current Report on Form 8-K, the Company provided the above disclosure to Gruber & Company and requested that Gruber & Company furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with those statements that are related to Gruber & Company. The Company will file any such letter by amendment within two business days of its receipt when we receive such a letter.

During the years ended December 31, 2009 and 2010 and through the date of this Current Report on Form 8-K, neither the Company nor anyone on the Company’s behalf consulted Peterson Sullivan regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice of Peterson Sullivan was provided to the Company that Peterson Sullivan concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulations S-K or a "reportable event" as defined in Item 304(a)(1)(v) of Regulation S-K.

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Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chris Dukelow as Chief Financial Officer

Effective February 27, 2012, the Company's board of directors appointed Chris Dukelow as the Company's Chief Financial Officer.

Mr. Dukelow, age 46, was previously the Chief Financial Officer of Giant Campus, Inc., an education and learning experience company that delivers online technology educational programs, since July 2008. Prior to joining Giant Campus, Mr. Dukelow served as Chief Financial Officer of Scout Analytics (formerly Biopassword, Inc.), an innovator of solutions to prevent fraudulent use of digital identities, from July 2006 to July 2008, and as Chief Operating Officer of Escapia, a leading provider of vacation rental software and marketing solutions from October 2005 to July 2006. He holds a Bachelor of Arts in Business Administration, with a concentration in Accounting, from the University of Washington.

Mr. Dukelow will be paid an annual base salary of $200,000 and will be eligible to receive an annual cash bonus under the terms of the Company's bonus approved by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee"). Mr. Dukelow's target annualized bonus for 2012 will be $75,000. Mr. Dukelow will be eligible to receive stock option grants under the Company's equity incentive plans in amounts determined by the Compensation Committee. Subject to approval by the Compensation Committee, Mr. Dukelow will be granted a stock option to purchase a number of shares of the Company's common stock equal to 0.75% of the fully diluted shares outstanding, measured as of the date of grant.. Mr. Dukelow will also be eligible to participate in other employee benefits, plans and programs available to other executive officers of the Company, subject to the terms and conditions of such plans and programs.

Departure of Tom Banks as Chief Financial Officer

Effective February 27, 2012, the Company and Tom Banks agreed to terminate his employment as the Company's Chief Financial Officer, with his employment with the Company ending February 29, 2012. Mr. Banks will continue to assist the Company on a consultative basis from March 1, 2012 to June 30, 2012 (the "Consulting Period") regarding certain transitional matters, including support of the Company's audited financial statements for the fiscal year ended December 31, 2011. In consideration of the services provided during the Consulting Period, the Company has agreed to provide Mr. Banks with monthly compensation of $15,000 for each of March and April 2012 and $12,500 for each of May and June 2012, as well as other benefits, including health benefits and reimbursement of reasonable expenses incurred during the Consulting Period. The Company has also agreed to provide Mr. Banks with severance payments of $10,000 per month commencing at the end of the Consulting Period through December 2012, and cash out any unused, accrued vacation.

A copy of the press release announcing Mr. Dukelow's employment and Mr. Banks' departure is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from SingerLewak LLP
99.1	Press release dated March 1, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: March 1, 2012	By:	/s/ Matthew Harris
Matthew Harris
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from SingerLewak LLP
99.1	Press release dated March 1, 2012